UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 26, 2003

Date of report (Date of earliest event reported)

MAIR Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Minnesota	0-17895	41-1616499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Fifth Street Towers, Suite 1720 150 South Fifth Street Minneapolis, MN 55402
(Address of Principal Executive Offices, including Zip Code)

(612) 333-0021
(Registrant’s Telephone Number, including Area Code)

Mesaba Holdings, Inc.
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5                                                      OTHER EVENTS

On August 26, 2003, the registrant filed an amendment to its articles of incorporation changing its name from Mesaba Holdings, Inc. to MAIR Holdings, Inc.

ITEM 7                                                      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)                                  Exhibits.

4.1                                 Amended and Restated Articles of Incorporation.

4.2                                 Specimen common stock certificate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on August 26, 2003.

MAIR Holdings, Inc.

By:	/s/	Paul F. Foley
Paul F. Foley
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Amended and Restated Articles of Incorporation.

4.2	Specimen common stock certificate.